Combining to create an innovative global musculoskeletal company February 9, 2023 Exhibit 99.1

Legal disclaimers No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Cautionary Notes on Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the proposed transaction may not be completed on anticipated terms and timing, (ii) a condition to closing of the transaction may not be satisfied, including obtaining shareholder and regulatory approvals, (iii) the anticipated tax treatment of the transaction may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the transactions, (v) potential litigation relating to the proposed transaction that could be instituted against Globus Medical, NuVasive or their respective directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (vii) any negative effects of the announcement, pendency or consummation of the transactions on the market price of Globus Medical’s or NuVasive’s common stock and on Globus Medical’s or NuVasive’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) the risks and costs associated with the integration of, and the ability of Globus Medical and NuVasive to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the proposed transaction will harm Globus Medical’s or NuVasive’s business, including current plans and operations, (xi) the ability of Globus Medical or NuVasive to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, and (xiii) the other risks described in Globus Medical’s and NuVasive’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Globus Medical’s or NuVasive’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Globus Medical nor NuVasive assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Legal disclaimers Important Information About the Transaction and Where To Find It In connection with the proposed transaction, Globus Medical will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Globus Medical and NuVasive and that will also constitute a prospectus of Globus Medical for shares of its class A common stock to be offered in the proposed transaction. Globus Medical and NuVasive may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement statement/prospectus or registration statement or any other document which Globus Medical or NuVasive may file with the SEC. INVESTORS AND SECURITY HOLDERS OF GLOBUS MEDICAL AND NUVASIVE ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH WILL INCLUDE THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The registration statement, definitive joint proxy statement/ prospectus and other documents filed by Globus Medical and NuVasive with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Globus Medical and NuVasive. Requests for copies of the joint proxy statement/ prospectus and other documents filed by Globus Medical with the SEC may be made by contacting Keith Pfeil, Chief Financial Officer by phone at (610) 930-1800 or by email at kpfeil@globusmedical.com, and request for copies of the joint proxy statement/prospectus and other documents filed by NuVasive may be made by contacting Matt Harbaugh, Chief Financial Officer, by phone at (858) 210-2129 or by email at investorrelations@nuvasive.com. Participants in the Solicitation Globus Medical, NuVasive, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Globus Medical’s and NuVasive’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Globus Medical and their ownership of Globus Medical stock is set forth in Globus Medical’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 17, 2022 and its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 21, 2022. Information regarding NuVasive’s directors and executive officers is contained in NuVasive’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 23, 2022, and its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 30, 2022. Certain directors and executive officers of Globus Medical and NuVasive may have a direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the persons who, may under the rules of the SEC, be deemed participants in the solicitation of Globus Medical’s and NuVasive’s shareholders in connection with the proposed transaction will be included in the joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. Non-GAAP Measures This communication includes certain non-GAAP measures not based on generally accepting accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by Globus Medical and/or NuVasive may differ from the non-GAAP measured used by other companies.

Focused on superior outcomes in patient care Relentless pursuit of unmet clinical needs because today’s outcomes still need to evolve further to advance musculoskeletal care

Value creation for key stakeholders PATIENTS  Continued focus on improving patient outcomes  Access to best-in-class product portfolio  Combined resources for future innovation to solve unmet clinical needs SURGEONS  Expands product offerings in procedures and enabling technologies  Leverages talent from both organizations Enhanced sales distribution networks  Commitment to global surgeon education and research EMPLOYEES  Shared commitment to patient-focused innovation Strong sense of urgency Opportunities for career advancement Integrates infrastructure and resources Passionate workforce SHAREHOLDERS  Expected to be accretive to adjusted non-GAAP EPS within year 1 post-close Financial discipline anticipated to drive EBITDA to mid-30s by year 3  ROIC expected to exceed the cost of capital by year 3

Combination creates innovative, global musculoskeletal company  Expands operational capabilities Strong financial profile and value creation opportunity for shareholders Compelling upside revenue potential Complementary global footprint to support more patients and surgeons Comprehensive and innovative portfolio in spine and orthopedics Continued commitment to product development and surgeon education

Transaction overview Structure Stock-for-stock merger NuVasive shareholders will receive a fixed exchange ratio of 0.75 Globus Medical share for each NuVasive share Anticipated Post-Closing Ownership Globus Medical shareholders: 72% NuVasive shareholders: 28% Governance Executive Chairman: David Paul Chief Executive Officer: Dan Scavilla Chief Financial Officer: Keith Pfeil Chris Barry to support integration planning efforts Board: To consist of all eight Globus Medical board members and three members from the NuVasive board  Name / Ticker Name: Combined company name to be announced at or prior to closure   Ticker: GMED Primary corporate office: Audubon, PA / Other offices (including but not limited to): San Diego, CA and Methuen, MA  Conditions / Timing Globus Medical and NuVasive shareholder approvals Regulatory approvals and other customary closing conditions Expected closing: Middle of 2023

A shared history of innovation and growth Annual Sales ($M)

Source: US Dollars Orthopedic Industry Annual Report 2020 (in Billion) 14% Trauma $7B 40% Total Joint Arthroplasty $20B 26% Spine $13B 16% Enabling Tech $8B 4% Power Tools $2B Market $50B total addressable market with multiple  high-growth levers

Complementary U.S. commercial organizations  Ability to better serve more patients Strong presence coast to coast Exclusive U.S. sales force Limited customer overlap

Accelerates globalization strategies to target and win in high-growth markets A combined presence in more than 50 countries Complementary international footprint in key markets    Australia/New Zealand, Brazil, Germany, Italy, Japan, U.K. Creates immediate scale globally and ability to effectively invest in high-growth markets

Comprehensive portfolio of spine solutions to help improve patient care

- Excelsius3D® Imaging system
- Pulse platform
- ExcelsiusGPS® Robotic System
- NuVasive Clinical Services



NuVasive ACP system
Simplify cervical disc
Quartex® Fixation System
MAGEC system
FORTIFY® Corpectomy System
HEDRON® Interbody Fusion
SABLE® Interbody Fusion
CREO MIS® Fixation System
Reline system
RISE-L® Interbody Fusion
XLIF
Modulus ALIF

Globus Medical | NuVasive

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Illustrative only – does not include all product offerings

Comprehensive portfolio of orthopedic solutions to help improve patient care

Excelsius3D® Imaging system



ExcelsiusHub Navigation System





CAPTIVATE® Compression Screw System
ANTHEM® Clavicle Fracture System
AUTOBAHN® Trochanteric Nailing System
PRECICE® Magnetic Adjustable System
ANTHEM® Distal Femur Fracture System
ANTHEM® Proximal Tibia Fracture System
ARBOR® External Fixation System
ANTHEM® Distal Tibia Fracture System
ANTHEM® Small Fragment Fracture System
ANTHEM® Mini Fragment Fracture System
ANTHEM® Proximal Humerus System
PROVIDENT® Hip System
ANTHEM® Distal Radius System
AUTOBAHN® EVO Femoral Nailing System
GENflex2® Total Knee Replacement System
AUTOBAHN® Tibial Nailing System
ANTHEM® Ankle Fracture System

Globus Medical | NuVasive

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Illustrative only – does not include all product offerings

GLOBUS MEDICAL | NUVASIVE

Positioned to address the continuum of patient care with intelligent surgery Intra-op Pre-op Post-op Patient assessment & optimization Procedure selection & planning Procedure execution & verification Healing & recovery monitoring Outcome evaluation & continual learning

Continued commitment to surgeon education and research * Management estimates Surgeon trainings 2,500+ surgeons trained in 2022* Clinical studies, research More than 800 peer reviewed publications and 70+ ongoing clinical studies*  SpineTRACK registry Prospective, multicenter, observational data collection quality improvement tool established in 2011 Longstanding, society and research partnerships Support industry's leading study groups to help advance care

Expands operational expertise  Focus on unlocking manufacturing capacity and increasing asset utilization to improve customer service level Leverage NuVasive's ~100,000-square foot  Memphis, TN Expertise from Globus Medical's  >300,000 square foot manufacturing plants in Limerick, PA, Audubon, PA & San Antonio, TX Increase utilization of NuVasive's  ~180,000-square foot West Carrollton, OH global distribution center manufacturing plant to manufacture +80% implants in-house

Employees Shared commitment  to patient-focused innovation Strong sense of urgency Opportunities for career advancement Integrates infrastructure  and resources Passionate workforce

Combination creates a compelling financial profile for shareholders Anticipate above market mid- to high-single digit growth Expected to achieve mid-30s EBITDA* margins by year three ~$170M in cost synergies expected to be achieved by year three Accretive to Non-GAAP EPS* anticipated in the first year post-close ROIC* expected to exceed the cost of capital by year 3 * See "Non-GAAP Measure" on slide 3

Our vision Diversified, leading musculoskeletal technology company Thought and industry leadership in spine Innovation in imaging, navigation, and robotics Build strong foundation in trauma and total joint arthroplasty Continue to expand in other musculoskeletal areas, including regenerative biologics, sports medicine, power tools and extremities

Combining to create an innovative,  global musculoskeletal company focused on patient care